                                                                   EXHIBIT 10.02

                            ROPER INDUSTRIES, INC.

                            1991 STOCK OPTION PLAN

                                 (AS AMENDED)

          I.      PURPOSES
                  --------

          Roper Industries, Inc. (the "Company") desires to afford certain directors, key employees, consultants and other employees of the Company and its subsidiaries who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company.

          The stock options offered pursuant to this 1991 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

          The Company, by means of the Plan, seeks to retain the services of persons now holding employment positions and to secure the services of persons capable of filling such positions.

          The options granted under the Plan may be designated as either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options") but the Company makes no warranty as to the qualification of any option as an Incentive Option.

          During any fiscal year while the Plan remains in effect, no more than 100,000 shares in the aggregate may be subject to options granted to any single employee of the Company or its subsidiaries.


          II.     AMOUNT OF STOCK SUBJECT TO THE PLAN
                  -----------------------------------

          The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 3,500,000 shares of the authorized common stock, $.01 par value per share, of the Company (the "Shares").

          Shares which may be acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Shares covered by such expired or terminated Options, provided that the grant and the terms of such new options shall in all respects comply with the provisions of the Plan.

          Except as provided in Article XX, the Company may, from time to time during the period beginning December 18, 1991 (the "Effective Date"), and ending December 17, 2001 (the "Termination Date"), grant options to certain directors, key employees, consultants and employees under the terms hereinafter set forth.


          III.    ADMINISTRATION
                  --------------

          The Board of Directors of the Company (the "Board of Directors") shall designate from among its members an option committee (the "Committee") to administer the Plan. The Committee shall be comprised of at least two (2) members of the Board of Directors. The Board of Directors shall consider the advisability with the disinterested standards contained, respectively, in Code
Section 162(m) and applicable Treasury regulations promulgated thereunder and in Rule 12b-3 when appointing members to the Committee. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by a majority of the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by a majority of the Board of Directors.

          Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to determine the persons to whom options shall be granted, the time when such options shall be granted, the number of Shares which shall be subject to each option, the purchase price of each share which shall be subject to each option, the period(s) during which such options shall be exercisable (whether in whole or in part) and the other terms and provisions thereof. In determining the employees to whom options shall be granted and the number of Shares for which options shall be granted to each person, the Board of Directors or the Committee, as the case may be, shall consider the length of service, the amount of earnings, and the responsibilities and duties of such person.

          Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, also shall have authority to construe the Plan and options granted thereunder, to amend the Plan and options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Board of Directors or the Committee, as the case may be, also shall have the authority to require, in its discretion, as a condition of the granting of any such option, that the optionee agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the option for a period of six (6) months following the date of acquisition of such Shares and
(ii) that in the event of termination of service of the optionee with the Company or any subsidiary of the Company, other than as a result of dismissal without cause, such optionee will not, for a period to be fixed at the time of the grant of the option, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary of the company, or enter into any employment in which such optionee will be called upon to utilize special knowledge obtained through service with the Company or any subsidiary of the Company.

          The determination of the Board of Directors or the Committee as the case may be, on matters referred to in this Article III shall be conclusive.

          The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.
No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.


          IV.     ELIGIBILITY
                  -----------

          Options may be granted only to directors, key employees, consultants and employees of the Company and its subsidiaries who are not members of the Committee.

          An Incentive Option shall not be granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company unless (i) the option price is at least one hundred ten percent (110%) of the fair market value per share (as defined in Article VI) of the stock subject to the option and (ii) the option is not exercisable after the fifth anniversary of the date of grant of the option. In determining stock ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Board of Directors or the Committee, as the case may be, may rely on representations of fact made to it by the employee and believed by it to be true.


          V.      MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS
                  --------------------------------------

          If the aggregate fair market value of stock with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $ 1 00,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as Non-Qualified Options.


          VI.     OPTION PRICE AND PAYMENT
                  ------------------------

          The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine but, in the case of an Incentive Option, such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined in good faith by the Board of Directors or the Committee, as the case may be, at the date the option is granted.

          If the Shares are listed on a national securities exchange in the United States on the date any option is granted, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange in the United States on the date next preceding the date upon which the option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange, but are reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value per share shall be deemed to be the average of the high bid and low asked prices on the date next preceding the date upon which the option is granted as reported by NASDAQ.

          For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

          Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an option may, if and to the extent the terms of such option so provide and to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.


          VII.    USE OF PROCEEDS
                  ---------------

          The cash proceeds of the sale of Shares subject to the options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine,


          VIII.   LOANS, LOAN GUARANTEES AND INSTALLMENT PAYMENTS
                  -----------------------------------------------

          In order to assist an optionee (including an optionee who is an officer or director of the Company or any subsidiary of the Company) in the acquisition of shares of Common Stock pursuant to options granted under the Plan, the Board of Directors or the Committee, as the case may be, may authorize, at either the time of the grant of an option or the time of the acquisition of Common Stock pursuant to the option; (i) the extension of a loan to the optionee by the Company, (ii) the payment by the optionee of the purchase price, if any, for the Common Stock in installments, or (iii) the guarantee by the Company or a subsidiary of the Company of a loan obtained by the optionee from a third party. The terms of any loans, guarantees or installment payments, including the interest rate and terms of repayment, will be subject to the discretion of the Board of Directors or the Committee, as the case may be. Loans, installment payments and guarantees may be granted without security, the maximum credit available being the purchase price, if any, of the Common Stock acquired plus the maximum federal and state income and employment tax liability which may be incurred in connection with the acquisition. In no event, however, may the amount of any loan exceed the amounts allowable to the loan to such individual for the purposes stated hereunder as provided by any regulation of the United States Treasury or other State or Federal statute.


          IX.     TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE
                  --------------------------------------------------------

          Unless the Board of Directors or the Committee, as the case may be, shall determine otherwise (in which event the instrument evidencing the option granted hereunder shall so specify), any option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such option.

          The Board of Directors or the Committee, as the case may be, shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.

          To the extent that an option is not exercised within the period of exercisability specified herein, it shall expire as to the then unexercised part.


          X.      EXERCISE OF OPTIONS
                  -------------------

          Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company and the stock transfer agent for the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (I 5) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XV, XVI, XVII and XVIII or any other terms or conditions of any options grant deemed advisable in the administration of the grant by the Board of Directors or the Committee, as the case may be, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee, against payment of the full purchase price, on the date specified in the notice of exercise.

          XI.     NONTRANSFERABILITY OF OPTIONS
                  -----------------------------

          An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.


          XII.    TERMINATION OF EMPLOYMENT
                  -------------------------

          Upon termination of employment of any employee with the Company or any subsidiary of the Company any option previously granted to such employee, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

          (a) if the employee shall die while in the employ of the Company or any subsidiary of the Company or during either the three (3) month or one
     (1) year period, whichever is applicable, specified in clause (b) below at a time when such employee was entitled to exercise an option as herein provided, the legal representative of such employee, or such person who acquired such option by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option grant; and

          (b) if the employment of any employee to whom such option shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors or the Committee, as the case may be), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such option as herein provided, such employee shall have the right to exercise such option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board of Directors or the Committee, as the case may be, in such option at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

     If an employee voluntarily terminates his or her employment, or is discharged for cause, any options granted hereunder and any interest of the employee in such option shall, unless otherwise specified by the Board of Directors or the Committee, as the case may be, in the option, forthwith terminate with respect to any unexercised portion thereof.

     Notwithstanding any other provision of this Article XII, if the employment of any employee with the Company or any subsidiary of the Company is terminated, whether voluntarily or involuntarily, within a one-year period following a change in the ownership or effective control of the Company (within the meaning of Section 28OG(b)(2)(A)(i) and while such employee is entitled to exercise an option as herein provided, other than a termination of such employment by the Company or any subsidiary of the Company for cause, such employee shall have the right to exercise all or any portion of such option at any time up to and including three (3) months after the date of such termination of employment, at which time such option shall cease to be exercisable.

     If an option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

     For the purposes of the Plan, the term "for cause" shall mean (i) with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or any subsidiary of the Company, which agreement or plan contains a definition of "for cause or cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or
(ii) in all other cases, as determined by the Committee or the Board of Directors, as the case may be, in its sole discretion, (a) the willful commission by an employee of a criminal or other act that causes or will probably cause substantial economic damage to the Company or a substantial injury to the business reputation of the Company; (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or any subsidiary of the Company; or (c) the continuing willful failure of an employee to perform the duties of such employee to the Company or any subsidiary of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors or the Committee, as the case may be. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or a subsidiary of the Company.

     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the deter mination, the individual was an employees or such corporation for purposes of Section 422(a) of the Code. If an individual is on military, sick leave or other bona fide leave of absence such individual shall be considered an "employee" for purposes of the exercise of an option and shall be entitled to exercise such option during such leave if the period of such leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to re-employment is guaranteed by statute or contract.

     A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.


          XIII.   ADJUSTMENT OF SHARES, EFFECT OF CERTAIN TRANSACTIONS
                  ----------------------------------------------------

          In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding option such that each such option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such option had such option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" shall after any such change refer to the securities, cash and/or property then receivable upon exercise of an option. In addition, in the event of any such change, the Board of Directors or the Committee, as the case may be, shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, and the number of Shares and price per Share subject to outstanding options as shall be equitable to prevent dilution or enlargement of rights under such options, and the determination of the Board of Directors or the Committee, as the case may be, as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.


          XIV.    RIGHT TO TERMINATE EMPLOYMENT
                  -----------------------------

          The Plan shall not impose any obligation on the Company or any subsidiary of the Company to continue the employment of any holder of an option and it shall not impose any obligation on the part of any holder of an option to remain in the employ of the Company or of any subsidiary thereof.


          XV.     PURCHASE FOR INVESTMENT
                  -----------------------

          Except as hereafter provided, the holder of an option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer for cash or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.


          XVI.    ISSUANCE OF CERTIFICATES.  LEGENDS: PAYMENT OF EXPENSES
                  -------------------------------------------------------

          Upon any exercise of an option which may be granted hereunder and payment of the purchase price, a certificate or certificates for the Shares as to which the option has been exercised shall be issued by the Company in the name of the person exercising the option and shall be delivered to or upon the order of such person or persons.

          The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to
(i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

          The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement, provided that the Company shall have no obligation to include any shares in any Registration Statement.

          All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.


          XVII.   WITHHOLDING TAX
                  ---------------

          The Company may require an employee exercising a Non-Qualified Option or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition

(within the meaning of Section 421(b) of the Code) to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe.


          XVIII.  LISTING OF SHARES AND RELATED MATTERS
                  -------------------------------------

          If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.


          XIX.    AMENDMENT OF THE PLAN
                  ---------------------

          The Board of Directors may, from to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for options under the Plan (other than an increase resulting from an adjustment provided for in Article XIII), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by Article VI, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the options granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.


          XX.     TERMINATION OR SUSPENSION OF THE PLAN
                  -------------------------------------

          The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

          XXI.    GOVERNING LAW
                  -------------

          The Plan, such options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.


          XXII.   PARTIAL INVALIDITY
                  ------------------

          The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


          XXIII.  EFFECTIVE DATE
                  --------------

          The Plan shall become effective at 5:00 P.M., New York City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months before or after the Effective Date, the Plan and any options granted thereunder shall terminate.